EXHIBIT 23.1





The Board of Directors
DENTSPLY International Inc.:



We consent to the use of our reports incorporated herein by reference to the Form 10-K of DENTSPLY International Inc. for the year ended December 31, 1997.




                                      s/ KPMG Peat Marwick LLP

Philadelphia, Pennsylvania
June 2, 1998

                                     - 15 -